© GXO Logistics, Inc. Updated FY 2024 Guidance & 2027 Outlook April 24, 2024

2© GXO Logistics, Inc. Disclaimer Non-GAAP Financial Measures As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of the non-GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables included in the attached appendix. GXO’s non-GAAP financial measures in this presentation include: adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”), adjusted EBITDA CAGR, organic revenue, organic revenue growth, organic revenue CAGR, adjusted diluted earnings per share (“adjusted diluted EPS”), adjusted diluted EPS CAGR, free cash flow, free cash flow conversion, and operating return on invested capital (“ROIC”). We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, GXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures used by other companies. GXO’s non-GAAP financial measures should only be used as supplemental measures of our operating performance. Adjusted EBITDA and adjusted diluted EPS includes adjustments for transaction and integration costs, litigation expenses as well as restructuring costs and other adjustments as set forth in the financial table below. Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin-off and may include transaction costs, consulting fees, retention awards, internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities), and certain costs related to integrating and separating IT systems. Litigation expenses primarily relate to the settlement of ongoing legal matters. Restructuring costs primarily relate to severance costs associated with business optimization initiatives. We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses. We believe that organic revenue and organic revenue growth are important measures because they exclude the impact of foreign currency exchange rate fluctuations, revenue from acquired businesses and revenue from deconsolidated operations. We believe that adjusted diluted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs and gains, which management has determined are not reflective of our core operating activities, including amortization of acquisition- related intangible assets. We believe that free cash flow and free cash flow conversion are important measures of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value. We calculate free cash flow as cash flows from operations less capital expenditures plus proceeds from sale of property and equipment. We calculate free cash flow conversion as free cash flow divided by adjusted EBITDA, expressed as a percentage. We believe ROIC provides investors with an important perspective on how effectively GXO deploys capital and use this metric internally as a high- level target to assess overall performance throughout the business cycle. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating GXO’s ongoing performance. With respect to updated full-year 2024 guidance and our updated 2027 financial targets, a reconciliation of these non-GAAP measures to the corresponding GAAP measures is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from these non-GAAP target measures. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statements of income and cash flows, prepared in accordance with GAAP, that would be required to produce such a reconciliation. Non-GAAP Valuation Measure Adjusted EBITDAR is a valuation measure that is not specified in GAAP. Adjusted EBITDAR excludes rent expense from adjusted EBITDA and is useful to management and investors in evaluating GXO’s relative performance because adjusted EBITDAR considers the performance of GXO’s operations, excluding decisions made with respect to capital investment, financing and other non-recurring charges. Adjusted EBITDAR is also a measure commonly used by management, research analysts and investors to value companies in the logistics industry. Since adjusted EBITDAR excludes interest expense and rent expense, it allows research analysts and investors to compare the value of different companies without regard to differences in capital structures and leasing arrangements. As such, our presentation of Adjusted EBITDAR should not be construed as a financial performance or operating measure. With respect to our updated full-year 2024 adjusted EBITDAR, a reconciliation of this non-GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from this non-GAAP target measure. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income, prepared in accordance with GAAP, that would be required to produce such a reconciliation. Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including our updated full-year 2024 guidance and our updated 2027 financial targets. In some cases, forward- looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our filings with the SEC and the following: economic conditions generally; supply chain challenges, including labor shortages; our ability to align our investments in capital assets, including equipment, and warehouses, to our customers’ demands; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; unsuccessful acquisitions or other risks or developments that adversely affect our financial condition and results; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; litigation; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers’ facilities and efforts by labor organizations to organize our employees; risks associated with def ined benefit plans for our current and former employees; our inability to attract or retain necessary talent; the increased costs associated with labor; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; seasonal fluctuations; issues related to our intellectual property rights; governmental regulation, including environmental laws, trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; natural disasters, terrorist attacks or similar incidents; damage to our reputation; a material disruption of the company's operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; failure in properly handling the inventory of our customers; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives successfully; our ability to achieve our Environmental, Social and Governance goals; and a determination by the IRS that the distribution or certain related spin-off transactions should be treated as taxable transactions. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

3© GXO Logistics, Inc. Key highlights Solid preliminary 1st quarter 2024 results; pace of new wins increased 55% year over year in the first quarter, and sales pipeline finished at $2.2 billion(1) Reiterated 2024 financial guidance reflecting improved sequential organic trends and incorporating the impact of GXO’s anticipated acquisition of Wincanton Updated long-term guidance to reflect GXO’s performance in 2023 and guidance for 2024, as well as the assumed gradual recovery of consumer demand for physical goods 2027 targets underpinned by growth in net new wins, core volumes, automation deployment, efficiencies and the impact of GXO’s anticipated acquisition of Wincanton GXO is capturing the growing long-term outsourcing opportunity by expanding across new geographies and verticals GXO expects to deliver an adjusted diluted EPS CAGR in excess of 15% from 2024 through 2027, driving significant shareholder value creation 1 2 3 4 5 6 (1) Based on reported FX

4© GXO Logistics, Inc. Updated FY 2024 guidance 4 Prior Standalone Standalone + Wincanton Organic revenue growth(2) 2% – 5% 2% – 5% 2% – 5% Adjusted EBITDA(2) $760 – $790 million $760 – $790 million $805 – $835 million Adjusted EBITDA(2) to free cash flow conversion 30% – 40% 30 – 40% 30 – 40% Adjusted diluted EPS(2) $2.70 – $2.90 $2.70 – $2.90 $2.73 – $2.93 Adjusted EBITDAR(3) $1.90 – $1.95 billion $1.90 – $1.95 billion $1.95 – $2.0 billion (1) Based on FX rates of 1.24 GBPUSD and 1.08 EURUSD (2) Refer to the ‘Non-GAAP Financial Measures’ section on slide 2. (3) Adjusted EBITDAR is a valuation measure that is not specified in GAAP. Adjusted EBITDAR is commonly used by management, research analysts and Investors to value companies in the logistics industry. Adjusted EBITDAR should not be construed as a financial performance or operating measure. Refer to the ‘Non-GAAP Valuation Measures’ section on slide 2. (4) We anticipate the following quarterly adjusted EBITDA phasing in 2024 for the guidance current + adjusting for Wincanton’s contribution: 1Q: c.19%; 2Q: c.22%; 3Q: c.28%; and 4Q: c.31%. (1)

5 Updated 2027 targets Revenue $15.5-16.0B(1) Organic revenue CAGR(3) ~10%(2) Adjusted EBITDA $1.25-1.30B(1,2) FCF conversion >30%(2) Operating ROIC >30%(2) Adjusted EBITDA CAGR(3) ~15%(2) Adjusted diluted EPS CAGR(3) >15%(2) (1) Based on FX rates of 1.24 GBPUSD and 1.08 EURUSD (2) Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 (3) CAGR calculated from 31 December 2024 to 31 December 2027 © GXO Logistics, Inc.

6© GXO Logistics, Inc. 2024-2027 Adjusted EBITDA bridge(1,2) $760-$790M ~$45M $805-$835M $195-$215M $110-$130M $120-$130M $1.25B-$1.30B 0 200 400 600 800 1000 1200 1400 GXO standalone 2024 Wincanton 2024 impact New 2024 Core growth Automation, adaptive technology & productivity Wincanton including synergies New 2027 (1) Based on FX rates of 1.24 GBPUSD and 1.08 EURUSD (2) Refer to the ‘Non-GAAP Financial Measures’ section on slide 2

© GXO Logistics, Inc.